RESTRUCTURING	9 Months Ended
Sep. 30, 2023
Restructuring [Abstract]
Restructuring	Restructuring
In the fourth quarter 2022, the Company’s management approved and commenced a restructuring plan aimed to realign the Company’s business and strategic priorities. This worldwide restructuring plan included a reduction in the number of full-time employees, as well as a reduction in leased workspaces and engagement of consultants for strategic support.
The Company incurred $17 million and $41 million of restructuring costs during the three and nine months ended September 30, 2023, respectively. These costs are included in restructuring expenses in the Company’s consolidated statements of operations.
The changes to the restructuring provisions recorded on the consolidated statements of financial position as of September 30, 2023, are summarized as follows:

(in millions)	2023
Beginning balance as of December 31, 2022	$86
Provision	41
Amounts paid	(107)
Ending balance as of September 30, 2023	$20